UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 10, 2023

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	AEHR	The NASDAQ Capital Market

Item 7.01 Regulation FD Disclosure

On March 10, 2023 Aehr Test Systems (the “Company”) became aware of the closure of Silicon Valley Bank (“SVB”) by the California Department of Financial Protection and Innovation and the appointment of the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Currently, the Company holds $2,370,000 of its cash and cash equivalents with SVB. On March 12, 2023, the Department of the Treasury, the Board of Governors of the Federal Reserve System and the FDIC jointly issued a press release announcing that all depositors in SVB would be fully protected and would have access to all of their money starting March 13, 2023.

The Company maintains a revolving line of credit with SVB under the Loan and Security Agreement by and between the Company and SVB dated January 16, 2020, as amended from time to time (the “LSA”). The terms of the LSA and amendments thereto are summarized in the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2022 as well as incorporated by reference as Exhibit 10.1 to the Company’s 8-K reports filed with the Securities and Exchange Commission on January 21, 2020, January 20, 2021, January 13, 2022 and January 17, 2023. The LSA provides a revolving credit facility of up to $10.0 million and matures on January 13, 2024. There are no changes to the terms and conditions, nor the ability of the Company to draw against the LSA, as the result of the actions by the FDIC. As of March 14, 2023, the Company has no outstanding balance on its line of credit with SVB and foresees no need to draw on the line in the near future.

On March 10, 2023, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, disclosing its exposure to SVB stating that the Company did not expect any significant impact to its operations.

The information contained in Item 7.01 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Issued March 10, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: March 15, 2023	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and
Chief Financial Officer

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